CALVERT HIGH YIELD BOND FUND
CALVERT GREEN BOND FUND
Supplement to
Calvert Income Funds Prospectus (Class A, B, C and Y)
dated January 31, 2015
Calvert Income Funds Prospectus (Class I)
dated January 31, 2015
Date of Supplement: October 30, 2015
The information in this Supplement updates information in the Prospectus, supersedes any contrary information in the Prospectus or any prior supplement, and should be read in conjunction with the Prospectus.
Effective immediately, Calvert High Yield Bond Fund and Calvert Green Bond Fund (each a “Fund”) have adopted the Calvert Principles for Responsible Investment. Furthermore, effective November 30, 2015, each Fund has approved the addition of certain portfolio managers to the Funds to better reflect a team approach to portfolio management.
Responsible Investment Principles
Effective immediately, each Prospectus is hereby amended as follows:
The last paragraph under “Investments, Risks and Performance – Principal Investment Strategies” in the Fund Summary for each Fund is deleted and replaced with the following:
Responsible Investing. In conjunction with Calvert’s financial analysis, Calvert’s comprehensive responsible investment principles guide our investment research processes and decision-making. The principles are applied across industries and to specific companies in order to inform our view of risk and opportunity factors that may affect investment performance.
Under "Investments, Risks and Performance – Principal Risks” in the Fund Summary for each Fund, delete “Tobacco Exclusion Risk” and insert the following:
Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that invest in a broader array of investments. The application of responsible investment principles may affect the Fund’s exposure to certain sectors or types of investments and may impact the Fund’s relative investment performance, depending on whether such sectors or investments are in or out of favor in the market.
Delete the disclosure under “About Sustainable and Socially Responsible Investing” and replace it with the following:
Calvert Principles for Responsible Investment
We believe that most corporations deliver a net benefit to society, through their products and services, creation of jobs and the sum of their behaviors. As a responsible investor, Calvert seeks to invest in companies that provide positive leadership in the areas of their business operations and overall activities that are material to improving societal outcomes, including those that will affect future generations.
Calvert seeks to invest in companies that balance the needs of financial and non-financial stakeholders and demonstrate a commitment to the global commons as well as to the rights of individuals and communities.
Calvert’s passive indices seek to include companies based on the following Principles. Calvert's active investment strategies give priority to the Principles and seek superior risk adjusted financial returns relative to market benchmarks.

Our stewardship on behalf of our clients extends to active engagement with companies held in our portfolios consistent with our proxy voting guidelines.
Advance Environmental Sustainability and Resource Efficiency

•	Reduce the negative impact of business operations on the environment

•	Manage water scarcity and ensure efficient and equitable access to clean sources

•	Mitigate impact on all types of natural capital

•	Diminish climate-related risks and reduce their carbon emissions

•	Drive sustainability innovation and resource efficiency through business operations and products and services
Contribute to Equitable Societies and Respect Human Rights

•	Respect consumers by marketing products and services in a fair and ethical manner, maintaining integrity in customer relations and ensuring the security of sensitive consumer data

•	Respect human rights, respect culture and tradition in local communities and economies and respect Indigenous Peoples’ Rights

•	Promote diversity and gender equity across workplaces, marketplaces and communities

•	Demonstrate a commitment to employees by ensuring development, communication, appropriate economic opportunity and decent workplace standards

•	Save lives by guaranteeing product safety while promoting public health
Accountable Governance and Build Transparency

•	Provide responsible stewardship of capital in shareholders’ best interests

•	Exhibit accountable governance and develop effective boards that reflect expertise and diversity of perspective and provide oversight of sustainability risk and opportunity

•	Integrate environmental and social risks, impacts and performance in material financial disclosures in order to inform shareholders, benefit stakeholders and contribute to company strategy

•	Lift ethical standards in all operations, including in dealings with customers, regulators and business partners

•	Demonstrate transparency and accountability in addressing adverse events and controversies while minimizing risks and building trust
Calvert’s commitment to these Principles signifies continuing focus on companies with superior corporate responsibility and sustainability. The application of the Principles generally precludes investments in companies that:

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Demonstrate poor environmental performance or compliance records, contribute significantly to local or global environmental problems, or include risks related to the operation of nuclear power facilities.

•	Are the subjects of serious labor-related actions or penalties by regulatory agencies or demonstrate a pattern of employing forced, compulsory or child labor.

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Exhibit a pattern and practice of human rights violations or are directly complicit in human rights violations committed by governments or security forces, including those that are under U.S. or international sanction for grave human rights abuses, such as genocide and forced labor.

•	Exhibit a pattern and practice of violating the rights and protections of Indigenous Peoples.

•	Demonstrate poor corporate governance or engage in harmful or unethical business practices.

•	Manufacture tobacco products.

•	Have significant and direct involvement in the manufacture of alcoholic beverages or gambling operations.

•	Manufacture or sell firearms and/or ammunition.

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Manufacture, design, or sell weapons or the critical components of weapons that violate international humanitarian law; or manufacture, design, or sell inherently offensive weapons, as defined by the Treaty on Conventional Armed Forces in Europe and the U.N. Register on Conventional Arms, or the munitions designed for use in such inherently offensive weapons.

•	Abuse animals, cause unnecessary suffering and death of animals, or whose operations involve the exploitation or mistreatment of animals.

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Develop genetically-modified organisms for environmental release without countervailing social benefits such as demonstrating leadership in promoting safety, protection of Indigenous Peoples’ rights, the interests of organic farmers and the interests of developing countries generally.

Investor Advocacy and Corporate Responsibility
As the Funds’ Advisor, Calvert takes a proactive role to make a tangible positive contribution to our society and that of future generations. Calvert uses strategic engagement and investor advocacy to encourage positive change in companies in virtually every industry, both to establish certain commitments and to encourage concrete progress. Calvert’s activities may include but are not limited to, direct dialogue with company management. Calvert may initiate dialogue with company management as part of its sustainability research process. After a Fund has become an investor, Calvert may continue its dialogue with management through phone calls, letters and in-person meetings. Through its interaction, Calvert learns about management’s successes and challenges and presses for improvement on issues of concern. Because each Fund invests primarily in debt securities, it does not generally have standing to engage companies in all the ways that an investor in a company’s equity securities does. However, other Calvert funds may hold equity securities of companies whose debt securities are held by a Fund. In these circumstances Calvert may take additional actions on behalf of those funds including but not limited to, voting proxies and/or filing shareholder resolutions. These actions may complement engagement efforts Calvert may take on behalf of a Fund.
Sustainable and Socially Responsible Investment Criteria for Calvert Green Bond Fund
The Fund seeks to invest primarily in securities of corporate and non-corporate issuers focused on providing solutions to climate change and other environmental challenges. The Fund will seek to source and identify bonds focused on environmental sustainability challenges, including clean energy development and technology; water and waste management; and products and services that may reduce or improve their ecological impact. Bonds issued by corporate leaders in environmental sustainability are also considered for inclusion.
The Fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance (“ESG”) performance as they address sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to sustainability issues. Calvert also believes that managing risks and opportunities related to sustainability can contribute positively to company performance as well as to investment performance.
As a matter of practice, evaluation of a particular organization in the context of the Fund’s investment criteria will involve subjective judgment by Calvert, drawing on the Fund’s longstanding commitment to sustainability. Investment criteria may be changed by the Board of Directors without shareholder approval.
Green investment criteria have been established for general purpose corporate bonds and project-specific bonds to review these bonds for inclusion in the Fund, as detailed below.
Corporate Issuers
A company must have at least half of its revenue derived from clean tech or an environmentally beneficial technology, product, or service.
A company that does not meet the primary criteria of providing a green technology, product, or service may still be considered as “green” if it can be determined that it is an environmental sustainability leader within its industry. A company is an environmental sustainability leader when it demonstrates policies and programs that manage the environmental risks associated with its industrial processes and that address global environmental sustainability challenges such as pollution control, climate change, resource management, and ecosystem conservation.
Project Bonds
Bonds may meet green criteria if it can be determined that the capital is directed towards meeting green challenges such as the following:

•	clean energy development or technology;

•	smart growth and transit;

•	energy and fuel efficiency;

•	ecosystem and land conservation;

•	pollution prevention;

•	waste management; and

•	water resources management.
Such bonds may also pertain to green real estate and development projects.
In addition, all project-related bonds are assessed for any serious adverse events or controversial issues that may outweigh the environmental benefit of the project.
Special Investment Programs
As part of Calvert’s and Fund shareholders’ ongoing commitment to providing and fostering innovative initiatives, Calvert Bond Portfolio and Calvert Green Bond Fund each may invest a small percentage of its assets through a special investment program that is a non-principal investment strategy pioneered by Calvert – High Social Impact Investments.
High Social Impact Investments
High Social Impact Investments is a program that targets up to 1% of a Fund’s net assets. High Social Impact Investments offer a rate of return below the then-prevailing market rate and present attractive opportunities for furthering the Fund’s sustainable and socially responsible investment criteria.
These investments may be either debt or equity investments. These types of investments are illiquid. High Social Impact debt investments are unrated and below-investment grade, and involve a greater risk of default or price decline than investment grade securities. The Funds believe that these investments have a significant sustainability and social responsibility return through their impact in our local communities.
Each Fund’s High Social Impact Investments are fair valued by a fair value team consisting of officers of the Fund and of the Fund’s Advisor, as determined in good faith under consistently applied valuation procedures adopted by the Fund’s Board and under the ultimate supervision of the Board. See “How Shares Are Priced” in this Prospectus. The Fund’s High Social Impact Investments can be made through direct investments, or placed through intermediaries, such as the Calvert Social Investment Foundation (as discussed below).
Pursuant to an exemptive order issued by the SEC, the Funds may invest those assets allocated for investment through the High Social Impact Investments program with the purchase of Community Investment Notes issued by the Calvert Social Investment Foundation. The Calvert Social Investment Foundation is a non-profit organization, legally distinct from the Funds and Calvert Investments, Inc., organized as a charitable and educational foundation for the purpose of increasing public awareness and knowledge of the concept of socially responsible investing. It has instituted the Calvert Community Investments program to raise assets from individual and institutional investors and then invest these assets in non-profit or not-for-profit community development organizations, community development banks, cooperatives and social enterprises that focus on low income housing, economic development, business development and other social and environmental considerations in urban and rural communities that may lead to a more just and sustainable society in the U.S. and around the globe.
Addition of Portfolio Managers
Effective November 30, 2015, each Prospectus is hereby amended as follows:
Each table under “Portfolio Management” in the Fund Summary for each Fund is revised and restated as follows:
Calvert High Yield Bond Fund
Investment Advisor. Calvert Investment Management, Inc. (“Calvert” or the “Advisor”)

Portfolio Manager Name	Title	Length of Time Managing Fund
Catherine P. Roy, CFA	Senior Vice President, Chief Investment Officer - Fixed Income	Since November 2015
Vishal Khanduja, CFA	Vice President, Portfolio Manager and Head of Taxable Fixed Income	Since January 2013
Matthew Duch	Vice President, Portfolio Manager	Since March 2011
Mauricio Agudelo	Portfolio Manager	Since November 2015
Brian S. Ellis, CFA	Portfolio Manager	Since November 2015
Calvert Green Bond Fund
Investment Advisor. Calvert Investment Management, Inc. (“Calvert” or the “Advisor”)

Portfolio Manager Name	Title	Length of Time Managing Fund
Catherine P. Roy, CFA	Senior Vice President, Chief Investment Officer - Fixed Income	Since October 2013
Vishal Khanduja, CFA	Vice President, Portfolio Manager and Head of Taxable Fixed Income	Since October 2013
Matthew Duch	Vice President, Portfolio Manager	Since November 2015
Mauricio Agudelo	Portfolio Manager	Since October 2013
Brian S. Ellis, CFA	Portfolio Manager	Since November 2015
The table under “Management of Fund Investments – Portfolio Management” for each of Calvert High Yield Bond Fund and Calvert Green Bond Fund is revised and restated as follows:
Calvert Investment Management, Inc.
See “About Calvert” above.
Catherine P. Roy, Vishal Khanduja, Matthew Duch, Mauricio Agudelo and Brian S. Ellis are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
Catherine P. Roy, CFA
Ms. Roy has been Senior Vice President, Chief Investment Officer – Fixed Income for Calvert and a member of the Calvert Taxable Fixed Income Team since 2004. She also serves as head of the Calvert Fixed Income Strategy Committee.
Co-Portfolio Manager
Vishal Khanduja, CFA
Mr. Khanduja is Vice President and Head of Taxable Fixed Income for Calvert
and has been a member of the Calvert Taxable Fixed Income Team since July 2012. He also serves on the Calvert Fixed Income Strategy Committee. He previously worked at Columbia Management as Portfolio Manager – Global Rates and Currency Team (2009 - 2012).
Co-Portfolio Manager
Matthew Duch	Mr. Duch is Vice President and has been a Portfolio Manager on the Calvert Taxable Fixed Income Team since 2006 and also serves on the Calvert Fixed Income Strategy Committee.	Co-Portfolio Manager
Mauricio Agudelo	Mr. Agudelo has been a member of the Calvert Taxable Fixed Income Team since 2004.	Co-Portfolio Manager
Brian S. Ellis, CFA
Mr. Ellis has been a member of the Calvert Taxable Fixed Income Team since May 2012 as Fixed Income Risk Analyst (Senior Fixed Income Risk Analyst from August 2013 to December 2014) and then Portfolio Manager in January 2015. He also serves on the Calvert Fixed Income Strategy Committee. Prior to May 2012, Mr. Ellis served at Calvert as a Business Analyst.
Co-Portfolio Manager

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